                                                                    EXHIBIT 23




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

           As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-6112 and 333-74089.


                                                 Arthur Andersen LLP

San Francisco, California
March 26, 2001